Exhibit 32.1

REMOTE DYNAMICS, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Remote Dynamics, Inc. (the “Company”), on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gary Hallgren, Chief Executive Officer of the Company, and David Walters, Principal Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all  material respects, the financial condition and result of operations of the Company.

Date: May 14, 2007

/s/ Gary Hallgren	/s/ David Walters
Gary Hallgren	David Walters
Chief Executive Officer	Chief Financial Officer